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                                                                   EXHIBIT 10.32

AMENDMENT NUMBER 2 TO RESEARCH AND LICENSE AGREEMENT BY AND BETWEEN MICROCIDE PHARMACEUTICALS, INC., ORTHO PHARMACEUTICAL CORPORATION AND R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE


This Amendment Number 2 ("AMENDMENT NO. 2"), dated this 19th day of December, 2000 is made to the RESEARCH AND LICENSE AGREEMENT (hereinafter called the "AGREEMENT"), made as of October 24, 1995 by and between MICROCIDE PHARMACEUTICALS, INC., a corporation organized under Delaware law having its principal office at 850 Maude Avenue, Mountain View, California 94043 (hereinafter called "MICROCIDE") as amended by Amendment Number 1 thereto, dated as of October 23, 1998;

ON THE ONE HAND, AND:

ORTHO MCNEIL PHARMACEUTICAL, INCORPORATED (hereinafter called "ORTHO"), a company organized under Delaware law, having its principal office at U.S. Route 202, Raritan, New Jersey, 08869 (successor to Ortho Pharmaceutical Corporation); and

the R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE (hereinafter called "RWJPRI"), a division of Ortho McNeil Pharmaceutical, Incorporated, having its principal office at U.S. Route 202, Raritan, New Jersey 08869 (ORTHO and RWJPRI hereinafter collectively called "LICENSEE")

ON THE OTHER HAND,

WITNESSETH:

A. WHEREAS, MICROCIDE and LICENSEE have entered into the AGREEMENT providing for a collaborative research drug discovery program in the FIELD as generally described in the RESEARCH PLAN attached thereto as Appendix A;

B. WHEREAS, the RESEARCH PLAN provided for several projects to be completed by the parties over a three year RESEARCH TERM which was extended for an additional period, but which has since expired in accordance with the terms of the AGREEMENT;

C. WHEREAS, the parties wish to enter into an agreement to extend the RESEARCH TERM and provide for an extension of the RESEARCH PROGRAM to conduct collaborative research into the discovery of an orally active cephalosporin:

NOW, THEREFORE, in consideration of the premises and the performance of the covenants herein contained, the parties agree to amend the AGREEMENT as follows:

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1.   Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the AGREEMENT.

2. In accordance with the terms of this Amendment Agreement, the RESEARCH TERM under Section 2.3.3 of the AGREEMENT shall be extended for an additional period commencing upon signature of this Amendment Agreement and terminating on the first anniversary thereof, unless further extended by written agreement of the parties. The RESEARCH PROGRAM shall be extended to include the additional collaborative research conducted in accordance with the extended RESEARCH PLAN attached hereto as Appendix A (hereinafter the "ORAL CEPHALOSPORIN RESEARCH PROGRAM"). It is understood that the definition of COLLABORATION COMPOUND under
Section 1(b) of the AGREEMENT shall include compounds discovered, identified, synthesized or acquired by or on behalf of MICROCIDE as of the EFFECTIVE DATE of this AGREEMENT or during the extended RESEARCH TERM, in any case specifically in the course of the ORAL CEPHALOSPORIN RESEARCH PROGRAM, but shall not include any other compounds discovered, identified, synthesized or acquired by or on behalf of Microcide that were not included in the definition of COLLABORATION COMPOUND as originally defined in the AGREEMENT prior to this AMENDMENT NO. 2. Except as set forth above, the definition of RESEARCH TERM for all purposes under the AGREEMENT including but not limited to Sections 4.4.1, 4.4.3 and 12.5 shall not be changed.

3.   Section 2.4 of the AGREEMENT shall be amended by adding the following section 2.4 (d):

"(d) Toward the performance of the ORAL CEPHALOSPORIN RESEARCH PROGRAM by Microcide hereunder, RWJPRI shall pay MICROCIDE [*] dollars ($ [*]) upon signature of this Amendment Agreement and a further [*] dollars ($ [*]) in 2001, paid as follows:

     (i) [*] dollars ($ [*]) on [*] following delivery to RWJPRI of two compounds with microbiological profiles comparable to[*] that are amenable to derivatization as oral prodrugs;

     (ii) [*] dollars ($ [*]) on [*] following delivery of a compound with a microbiological profile comparable to [*] having at least 25% oral bioavailability in a rodent;

for a total of $ [*]."

4.   Section 5.1 of the AGREEMENT shall be amended by adding the following:

"In addition, ORTHO shall pay an additional initial license fee for the ORAL CEPHALOSPORIN RESEARCH PROGRAM of [*] dollars ($ [*]), payable within ten (10) days of signature of this Amendment Agreement."

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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5.   Section 5.2(i) shall be amended to add the following:

"For a COLLABORATION COMPOUND arising from the ORAL CEPHALOSPORIN RESEARCH PROGRAM, ORTHO shall pay MICROCIDE an additional [*] dollars ($ [*]), within thirty days of IND submission or the dosing of the first human patient in clinical trials, whichever shall first occur."

6. Except as amended herein, all of the terms and conditions of the AGREEMENT shall remain in full force and effect.

7. This AGREEMENT may be executed by telefax transmission and in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and duly executed this Amendment Agreement on the date(s) indicated below, to be effective the day and year first above written.

For and on Behalf of MICROCIDE PHARMACEUTICALS, INC.

By:     /s/ James E. Rurka
    ------------------------------
Name:   James E. Rurka
Title:  Chief Executive
Date:   12-19-00


For and on Behalf of THE R.W. JOHNSON PHARMACEUTICAL RESEARCH INSTITUTE

By:     /s/ Per A. Peterson
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Name:   Per A. Peterson
Title:  Chairman
Date:   12-19-00

For and on behalf of ORTHO-MCNEIL PHARMACEUTICAL, INC.

By:     /s/ Patrick Verheyen
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Name:   Patrick Verheyen
Title:  Vice President, Corporate Development
Date:   12-19-2000


[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.